1

                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

      Amendment No. 1, dated as of November 27, 2001, to the Amended and Restated Employment Agreement, dated as of February 1, 1999 (the
"Agreement"), between Interstate National Dealer Services, Inc. (the "Company") and Lawrence J. Altman (the "Executive").

      WHEREAS, the Company and the Executive are parties to the Agreement, providing for the employment by the Company of the Executive and for the compensation and benefits to be provided to the Executive; and

      WHEREAS, the parties hereto desire to extend the term of the Agreement for an additional three years from the date of termination of the Agreement.

      NOW, THEREFORE, the parties hereto agree that the Agreement is amended as follows:

      1. The first sentence of Section 4 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

           "The term of this Agreement shall be for eight (8) years, commencing on the date hereof and terminating February 1, 2007 (the "Term"), unless sooner terminated as herein provided."

      2. Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

      3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of law principles thereof.

      4. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and together, which shall constitute a single agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               INTERSTATE NATIONAL
                               DEALER SERVICES, INC.

                               By:  ____/s/ Chester J. Luby____
                                    -----------------------    ---------
                                    Name: Chester J. Luby
                                    Title: Chairman and Chief Executive
                                          Officer

                               _    /s/ Lawrence J. Altman_____________
                               ---------------------------
                               Lawrence J. Altman